   This Preliminary Term Sheet is provided for information purposes only and does not constitute an offer to sell, nor a solicitation of an offer to buy the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in the term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.

Prepared:  March 17, 1998
                             Preliminary Term Sheet

                                  $191,584,000
                    Headlands Home Equity Loan Trust 1998-1
          Revolving Home Equity Loan Asset-Backed Notes, Series 1998-1

------------------------------------------------------------------------------------------------------------------------
                         WAL       Payment                                               Expected
                       (Yrs.)*    Window *                                                Rating          Legal Final
Class      Amount        Call    Call (mos)    Price      Benchmark       Spread       (S&P/Moodys)         Maturity
------------------------------------------------------------------------------------------------------------------------

  A     $191,584,000     4.32      1 - 96      100-00     1 M LIBOR      [0.19%]          AAA/Aaa          March 2025
------------------------------------------------------------------------------------------------------------------------
Total   $191,584,000
------------------------------------------------------------------------------------------------------------------------

                  *  See "Computational Materials Disclaimer"


Underwriter:                   Greenwich Capital Markets, Inc.
Seller & Servicer:             Headlands Mortgage Company ("Headlands" or the
                               "Company")
Sponsor:                       Headlands Mortgage Securities, Inc.
Securities Insurer:            Ambac Assurance Corporation
Indenture Trustee:             First National Bank of Chicago
Owner Trustee:                 Wilmington Trust Company
Federal Tax Status:            It is anticipated that the Class A and Class S
                               Notes  (the "Notes") will be treated as debt
                               instruments for federal income tax purposes.
Registration:                  The Notes will be available in book-entry form
                               through DTC.
Expected Pricing Date:         Friday, March 20, 1998
Expected Closing Date:         Wednesday, March 25, 1998
Expected Settlement Date:      Wednesday, March 25, 1998

Cut-off Date:                  The close of business on Thursday, March 12, 1998
                               (All collections in respect of the Initial
                               Mortgage Loans received after the Cut-off Date
                               (except with respect to interest payments on the
                               Initial Mortgage Loans an amount equal to 21
                               days' interest on the Initial Collateral Balance
                               (the Initial Mortgage Loans plus the Prefunding
                               Amount), calculated at the weighted average loan
                               rate) are property of the Trust.)
Interest Accrual Period:       Interest on the Notes will accrue from the
                               Closing Date, up to, but not including, April
                               15, 1998, the first Distribution Date.
                               Thereafter, Interest will accrue from and
                               including the prior Distribution Date, to, but
                               not including the next Distribution Date on an
                               actual/360 basis.
Distribution Dates:            15th day of each month (or the next succeeding
                               business day), beginning April 15, 1998.
Credit Enhancement:            Subordinated Certificateholders' Interest,
                               Overcollateralization, Spread Account and a
                               surety wrap to be provided by Ambac Assurance
                               Corporation ("Ambac")
Expected Ratings:              Class A Notes AAA/Aaa, S&P / Moody's (based on
                               Ambac surety wrap); Class S Notes AAAr/Aaa,
                               S&P / Moody's (based on Ambac surety wrap).
ERISA Eligibility:             The Class A and Class S Notes are expected to
                               be ERISA eligible. Prospective investors must
                               review the Prospectus and Prospectus Supplement
                               and consult with their professional advisors for
                               a more detailed description of these matters
                               prior to investing in the Class A and/or Class
                               S Notes.
SMMEA Treatment:               The Notes will not constitute "mortgage related
                               securities" for purposes of SMMEA.
Optional Termination:          10% optional termination provision.
Prepayment Assumption:         35% CPR, 18% Draw Rate.

Mortgage Loans:                The Mortgage Loans will consist primarily of a
                               pool of adjustable-rate home equity revolving credit line loans made or to be made (the
                               "HELOCs") under certain home equity revolving credit line loan agreements and fixed-rate closed-end home equity loans (the "Closed-End
                               Loans"). It is expected that the Initial
                               Mortgage Loans having an aggregate principal balance of approximately $156,395,696.03 will be deposited into the Trust on the Closing Date.
                               Subsequent HELOCs may be purchased by the Trust during the first twelve months of the securitization (the "Funding Period"). An initial deposit of approximately $39,098,924.01 (the "Prefunding Amount") will be made to the Funding Account on the Closing Date. On or prior to termination of the Funding Period (March 15, 1999), the Prefunding Amount on deposit in the Funding Account will be used to purchase additional Mortgage Loans (to the extent available) having similar characteristics as the Initial Mortgage Loans (with any unused portion of such deposit amount to be distributed as principal on the Notes).


SEE ATTACHED COLLATERAL TERM SHEETS.


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL IN THE PROSPECTUS SUPPLEMENT.


            See Disclaimer on Page 1 of this Preliminary Term Sheet
                                       2

                                         The Seller and Servicer

                               The Company was incorporated in California and commenced its mortgage banking business in 1986. On February 10, 1998 the Company sold 8 million shares offered at $12 per share through an initial pubic offering (Symbol "HDLD" listed on the Nasdaq).

                               Prior to July 1, 1993, the Company's originated mortgage loans were funded by, and in the name of, First California Mortgage Company ("FCMC"). On July 1, 1993, the Company began originating mortgage loans in its own name as an authorized seller/servicer with FCMC acting as subservicer for the Company with respect to newly originated mortgage loans. By February 1994, the Company's Servicing Center became operational, and all of the servicing functions were transferred from FCMC to the Servicing Center by June, 1994.

                               As of February 4, 1998, the Company had 11 wholesale branches and a network of approximately 5,060 mortgage brokers. In addition, the Company initiated its correspondent and retail lending divisions in 1994 to access new mortgage loan origination markets.


                                           Overall Mortgage Portfolio
                                     Delinquency and Foreclosure Experience

                               The following table shows (with the principal amount of delinquent and foreclosed mortgage loans as a percentage of the principal amount of the Company's total mortgage loan portfolio) the Company's recent delinquency statistics:

                                                          Nine Months Ended
                           Year Ended December 31,          September 30,
                         1994       1995       1996       1996       1997
                         ----       ----       ----       ----       ----
Delinquency of Mortgage Loans Serviced (at end of period):
30 days                  1.12%      1.03%      1.36%      1.02%      0.96%
60 days                  0.17       0.23       0.13       0.15       0.13
90 days or more          0.17       0.17       0.04       0.06       0.13
                         -----      -----      -----      -----      -----
   Total
Delinquencies            1.46%      1.43%      1.53%      1.23%      1.22%
                     ======================================================
Foreclosures             0.35%      0.53%      0.57%      0.64%      0.26%
Pending


                                  The Trust

Headlands Home Equity
Loan Trust 1998-1:              The Headlands Home Equity Loan Trust (the
                               "Trust") will issue one class of Class A Notes (the "Offered Notes") and one class of Class S Notes (the Class A Notes and the Class S Notes together, the "Notes"). The Trust will also issue a certificate which is not offered hereby but will initially be retained by the Sponsor (the "Certificateholders' Interest"). The Cut-off Date Mortgage Loan Balance of approximately $156,395,696.03 together with the Prefunding Amount of approximately $39,098,924.01 equals the Initial Collateral Balance. As of the Closing Date, the Offered Notes will represent 98% of the Initial Collateral Balance of the Trust. The Certificateholders' Interest will initially represent 2% of the Initial Collateral Balance of the Trust as of the Closing Date. The property of the Trust, as of the Closing Date, will consist primarily of a pool of adjustable-rate home equity revolving credit line loans made or to be made (the "HELOCs") under certain home equity revolving credit line loan agreements, fixed-rate closed-end home equity loans (the "Closed-End Loans"), the

                               Policy, amounts on deposit in the Funding
                               Account, Spread Account and Deferred Interest Account.

HELOC Amortization:            Approximately 63% of the HELOCs have 5 year Draw
                               Periods followed by a 10 year amortization period, while the remaining 37% have a 15 year
                               Draw Period followed by a 10 year amortization period. Each outstanding HELOC principal balance is fixed at the end of the


            See Disclaimer on Page 1 of this Preliminary Term Sheet

                               Draw Period, and then amortized over the subsequent 10 year period. Each HELOC interest rate continues to adjust (on the first of each month) over the life of the loan.

Closed-end Amortization:       15 year amortization period.

HELOC Interest Rates:          100% Prime-based, monthly
                               re-setting HELOCs. Substantially all of the HELOCs are teased for 3 months from origination and float thereafter. The weighted average margin on the HELOCs as of the Cut-off Date is 2.92%, with the margins ranging from 0.00% to 6.00%. All of the HELOCs have an 18% Life Cap, and no Periodic Caps.

Closed-end Interest Rates:     100% Fixed Rate.

Invested Amount:               The "Initial Invested Amount" as of the
                               Closing Date will be equal to the Class A Note
                               Principal Balance. On any Distribution Date thereafter, the "Invested Amount" will be equal to the Initial Invested Amount less (i) all principal collections distributed to Class A
                               Noteholders (other than Accelerated Principal
                               Distribution Amounts (defined below)) and (ii)
                               Noteholders' Loss Amounts.


                                               The Offered Notes

Class A Notes:                 The Class A Notes will initially
                               evidence approximately 98% of the Initial
                               Collateral Balance. The Class A Notes receive distributions of principal in the manner described below. The Class A Notes will receive interest on each Distribution Date based on a variable rate described more fully below.


                                               Credit Enhancement

Credit Enhancement:            The Class A Noteholders and the Class S
                               Noteholders will have the benefit of the following credit enhancement;
                                    (a) Excess Noteholders' Interest Collection
                                        (described below);
                                    (b) the Limited Subordination of
                                        Certificateholders' Interest
                                        (described below);
                                    (c) the Overcollateralization Amount
                                        (described below);
                                    (d) the Spread Account (described
                                        below);
                                    (e) the Policy (described below).

Excess Noteholders'
Interest Collection:           Noteholders' Interest Collections minus the sum
                               of (i) Class A Note Interest Paid; (ii) Class S
                               Note Interest Paid; (iii) Servicing Fee Paid;
                               (iv) Ambac's Premium Paid; (v) Trustee Fees
                               Paid.

Limited Subordination
of Certificateholders'
Interest:                      The Sponsor will retain approximately 2% of the
                               Initial Collateral Balance, evidenced by the Certificateholders' Interest. Interest collections and principal collections allocable to the Certificateholders' Interest (but not in excess of the then outstanding
                               Certificateholders' Subordinated Amount) and the current outstanding Subordinated
                               Certificateholders' Interest (initially 2% of the Initial Collateral Balance) will be subordinated to provide credit support to the Class A Noteholders and the Class S Noteholders.

Overcollateralization:         Although it is not anticipated that any
                               distribution of principal collections will be made to the Class A Noteholders during the Funding Period, Class A Noteholders will be entitled to receive distributions of Excess
                               Noteholders' Interest collections as principal
                               ("Accelerated Principal Distribution Amounts") up to [$1,954,946] or [1.00%] of the Initial
                               Collateral Balance, the "Required
                               Overcollateralization Amount". This distribution of interest as principal will have



            See Disclaimer on Page 1 of this Preliminary Term Sheet
                               the effect of accelerating the Class A Notes relative to the underlying Mortgage Loans. On any Distribution Date, the Overcollateralization Amount will be the amount by which the Invested Amount exceeds the Class A Note Balance. On any Distribution Date in which the Invested Amount does not exceed the Class A Noteholder Balance by the Required Overcollateralization Amount, Excess Noteholders Interest collections will be distributed as principal to the Class A Noteholders to increase the
                               Overcollateralization Amount to the Required
                               Overcollateralization Amount.

Spread Account:                Pursuant to the Insurance Agreement, a
                               spread account will be created to be held by the Trustee, for the benefit of the Class A
                               Noteholders, the Class S Noteholders and the
                               Note Insurer. On the Closing Date, a spread account will be funded with a deposit equal to [$488,737] or [0.25%] of the Initial Collateral
                               Balance (the "Required Spread Account Balance").

The Policy:                    Ambac Assurance Corporation will issue a
                               note insurance policy which will guarantee timely interest and ultimate repayment of principal to the Class A Noteholders and timely interest to the Class S Noteholders.

Stepdown Date:                 On or after the Distribution Date
                               occurring in March, 2004, the required targets for the Spread Account, Overcollateralization and the Subordinated Certificateholders'
                               Interest will be allowed to stepdown to [0.50%], [2.00%] and [4.00%] respectively of the Current
                               Outstanding Mortgage Loan Balance as of the end of the related Collection Period.


                                         Distributions of Principal

Funding Period:                The Funding Period will begin on the Closing
                               Date and continue through the Distribution Date occurring in March 1999. During the Funding
                               Period, all principal collections will be reinvested in (a) additional draws on existing
                               Trust HELOCs, (b) and in any newly originated

                               HELOCs. In the event that not all of the principal collections on deposit in the Funding Account have been used for (a) and (b) above, on the last distribution date of the Funding Period, those moneys will be distributed to Class A Noteholders on such Distribution Date as a payment of principal. As long as amounts created under clauses (a) and (b) above equal or exceed principal collected during the Funding Period, no distributions of principal collections will be made to the Class A Noteholders, unless a Rapid Amortization Event has occurred (as defined below).

Managed Am. Period:            The Managed Amortization Period will begin on
                               the Distribution Date occurring in April 1999 and end on the Distribution Date occurring in March 2004. During the Managed Amortization
                               Period, the Class A Noteholders will receive the lesser of (a) the Maximum Principal Payment (as defined herein) and (b) the Alternative
                               Principal Payment (as defined herein). The
                               "Maximum Principal Payment" is equal to the Investor Fixed Allocation Percentage (defined below) multiplied by principal collections for such Distribution Date. The "Alternative
                               Principal Payment" is equal to the amount (not less than zero) of principal collections for such Distribution Date less the aggregate of additional draws on existing Trust HELOCs created during such Distribution Date.

Rapid Am. Period:              Commencing no later than the Distribution Date
                               occurring in April 2004 (or earlier, upon the occurrence of a Rapid Amortization Event (as described below)), Class A Noteholders will receive the lesser of (a) the Maximum Principal
                               Payment and (b) the then outstanding Class A
                               Noteholders balance.

Investor Fixed Allocation %:   98%.

Rapid Am. Events:              Any of the following events described below:

            See Disclaimer on Page 1 of this Preliminary Term Sheet

                                    a)  failure on the part of the Company,
                                        the Sponsor or the Servicer (i) to
                                        make a payment or deposit required
                                        under the Sale and Servicing Agreement

                                        or the Insurance within two Business
                                        Days after notification that such
                                        payment or deposit is required to be
                                        made or (ii) to observe or perform in
                                        any material respect any other
                                        covenants or agreements of the
                                        Company, the Servicer or of the
                                        Sponsor set forth in the Sale and
                                        Servicing Agreement or the Insurance
                                        Agreement, which failure continues
                                        unremedied for a period of 60 days
                                        after written notice;

                                    b)  any representation made by the
                                        company, the Servicer or the Sponsor
                                        in the Sale and Servicing Agreement
                                        proves to have been incorrect in any
                                        material respect when made and
                                        continues to be incorrect in any
                                        material respect for a period of 60
                                        days after written notice and as a
                                        result of which the interests of the
                                        Securityholders or the Insurer are
                                        materially and adversely affected;
                                        provided, however, that a Rapid
                                        Amortization Event shall not be deemed
                                        to occur if the Company, the Servicer
                                        or the Sponsor has purchased the
                                        related Mortgage Loan or Mortgage
                                        Loans if Applicable during such period
                                        (or within an additional 60 days with
                                        the consent of the Indenture Trustee
                                        and the Insurer) in accordance with
                                        the provisions of the Sale and
                                        Servicing Agreement;

                                    c)  the occurrence of certain events of
                                        bankruptcy, insolvency or receivership
                                        relating to the Company, the Sponsor or
                                        relating to the Trust;

                                    d)  the Trust becomes subject to regulation
                                        by the Securities and Exchange
                                        Commission as an investment company
                                        within the meaning of the Investment
                                        Company Act of 1940, as amended;

                                    e)  the aggregate of all draws under the
                                        Policy exceeds 1% of the Original Pool
                                        Balance;

                                    f)  the Company fails to maintain a minimum
                                        net worth of [$ ].




                                           Distributions of Interest

Interest Distributions:        Interest will be allocated to the Class A
                               Noteholders and the Class S Noteholders based on the Noteholders' Floating Allocation Percentage of interest collections received with respect to such Distribution Date. The "Noteholders'
                               Floating Allocation Percentage" for any
                               Distribution Date is the percentage equivalent of a fraction determined by dividing (a) the Invested Amount as of the close of business on the prior Distribution Date (or, in the case of the first Distribution Date, as of the Closing
                               Date) and (b) the sum of (x) the pool balance as of the beginning of the related collection period and (y) the amount of principal collections on deposit in the Funding Account.
                               The remainder of the interest received during the Collection Period will be allocated to the Certificateholders' Interest.

                               Interest will be distributed on the Class A
                               Noteholders at a rate equal to the lesser of (a) One Month LIBOR plus [19] basis points based on the actual number of days elapsed since the prior Distribution Date (or in the case of the Initial Distribution Date, from the Closing
                               Date) and (b) the Maximum Rate. The "Maximum
                               Rate" is an amount equal to the weighted average of the


            See Disclaimer on Page 1 of this Preliminary Term Sheet

                               Loan Rates minus (i) the Class S Note Rate, (ii) the Servicing Fee Rate, (iii) the Insurance Premium Fee Rate; (iv) after the 12th Distribution Date 0.50% per annum and (v) the Indenture and Owner Trustee Fee Rates (the Class S Note Rate, the Minimum Required Spread and the three fees in total, expected to be approximately [1.94%] on or prior to the 12th Distribution Date and [2.44%] after the 12th Distribution Date). Should Class A Noteholders receive an interest amount based on clause (b) above (creating a "Deferred Interest Amount"), future remaining interest amounts to be distributed will first be allocated to Class A Noteholders accrued interest due and any overdue accrued interest (with interest), then Deferred Interest (with interest). In no event are Deferred Interest Amounts rated by the Rating Agencies or guaranteed under the Policy.



Class A Decrement Table:       See attached.

Class A Sensitivity Table:     See attached.

Collateral Term Sheets:        See attached.




            See Disclaimer on Page 1 of this Preliminary Term Sheet

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by Headlands Mortgage Company and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by Headlands Mortgage Company Inc. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions. Changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates significantly slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless other wise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets Trading Desk at (203)

625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

     Settlement                                                  03/25/98
     Next Payment                                                04/15/98
     Class Balance                                           $191,584,000
     Accrued Date                                                03/25/98
     Pass-Thru Margin                                             0.0019%
     Accrued Days                                                       0
     Cleanup Call                                                     Yes
     Draw Rate                                                    18% CPR

--------------------------------------------------------------------------------------------------------------------------------
         Flat
         Price                  0% CPR           10% CPR         20% CPR         30% CPR          35% CPR         40% CPR
--------------------------------------------------------------------------------------------------------------------------------

    99-24                        0.213           0.223           0.231            0.248           0.257           0.267
    99-24+                       0.212           0.221           0.228            0.244           0.253           0.262
    99-25                        0.210           0.219           0.226            0.240           0.249           0.257
    99-25+                       0.209           0.216           0.223            0.237           0.244           0.252
    99-26                        0.207           0.214           0.220            0.233           0.240           0.248
    99-26+                       0.206           0.212           0.218            0.230           0.236           0.243
--------------------------------------------------------------------------------------------------------------------------------
    99-27                        0.205           0.210           0.215            0.226           0.232           0.238
    99-27+                       0.203           0.208           0.213            0.222           0.228           0.233
    99-28                        0.202           0.206           0.210            0.219           0.223           0.228
    99-28+                       0.200           0.204           0.208            0.215           0.219           0.224
    99-29                        0.199           0.202           0.205            0.212           0.215           0.219
    99-29+                       0.197           0.200           0.203            0.208           0.211           0.214
    99-30                        0.196           0.198           0.200            0.204           0.207           0.209
    99-30+                       0.194           0.196           0.198            0.201           0.203           0.204
    99-31                        0.193           0.194           0.195            0.197           0.198           0.200
    99-31+                       0.191           0.192           0.193            0.194           0.194           0.195
--------------------------------------------------------------------------------------------------------------------------------
   100-00                        0.190           0.190           0.190            0.190           0.190           0.190
--------------------------------------------------------------------------------------------------------------------------------
   100-00+                       0.189           0.188           0.187            0.186           0.186           0.185
   100-01                        0.187           0.186           0.185            0.183           0.182           0.180
   100-01+                       0.186           0.184           0.182            0.179           0.177           0.176
   100-02                        0.184           0.182           0.180            0.176           0.173           0.171

   100-02+                       0.183           0.180           0.177            0.172           0.169           0.166
   100-03                        0.181           0.178           0.175            0.168           0.165           0.161
   100-03+                       0.180           0.176           0.172            0.165           0.161           0.157
   100-04                        0.178           0.174           0.170            0.161           0.157           0.152
   100-04+                       0.177           0.172           0.167            0.158           0.152           0.147
   100-05                        0.175           0.170           0.165            0.154           0.148           0.142
--------------------------------------------------------------------------------------------------------------------------------
   100-05+                       0.174           0.168           0.162            0.150           0.144           0.137
   100-06                        0.173           0.166           0.160            0.147           0.140           0.133
   100-06+                       0.171           0.164           0.157            0.143           0.136           0.128
   100-07                        0.170           0.162           0.155            0.140           0.132           0.123
   100-07+                       0.168           0.160           0.152            0.136           0.127           0.118
   100-08                        0.167           0.157           0.149            0.133           0.123           0.114
--------------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                       17.27           10.24            7.66             5.12            4.32            3.69
 MDUR (yr)                      10.34            7.38            5.92             4.17            3.60            3.14
 First Prin Pay                 04/15/98        04/15/98        04/15/98         04/15/98        04/15/98        04/15/98
 Last Prin Pay                  11/15/22        02/15/12        05/15/08         11/15/06        03/15/06        06/15/05
--------------------------------------------------------------------------------------------------------------------------------


                "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.

             Percentage of Original Certificate Principal Balance -
                         Amortization Schedule (1)(2)

                      Conditional prepayment Rate (% CPR)

                               0%             10%              20%            30%             35%             40%             45%
                               --             ---              ---            ---             ---             ---             ---
Initial Percentage.......     100%            100%            100%           100%            100%            100%            100%
       03/15/99..........      99%             99%             99%            99%             99%             99%             99%
       03/15/2000........      99%             99%             97%            85%             79%             73%             67%
       03/15/2001........      99%             99%             94%            72%             62%             53%             45%
       03/15/2002........      99%             99%             92%            62%             49%             39%             30%
       03/15/2003........      99%             99%             90%            53%             39%             28%             20%
       03/15/2004........      99%             99%             88%            45%             31%             21%             13%
       03/15/2005........      99%             88%             68%            30%             19%             12%              0%
       03/15/2006........      99%             76%             49%            17%              0%              0%              0%
       03/15/2007........      99%             65%             31%             0%              0%              0%              0%
       03/15/2008........      99%             54%             13%             0%              0%              0%              0%
       03/15/2009........      99%             42%              0%             0%              0%              0%              0%
       03/15/2010........      99%             31%              0%             0%              0%              0%              0%
       03/15/2011........      99%             20%              0%             0%              0%              0%              0%
       03/15/2012........      99%              0%              0%             0%              0%              0%              0%
       03/15/2013........      28%              0%              0%             0%              0%              0%              0%
       03/15/2014........      28%              0%              0%             0%              0%              0%              0%

       03/15/2015........      28%              0%              0%             0%              0%              0%              0%
       03/15/2016........      28%              0%              0%             0%              0%              0%              0%
       03/15/2017........      28%              0%              0%             0%              0%              0%              0%
       03/15/2018........      28%              0%              0%             0%              0%              0%              0%
       03/15/2019........      28%              0%              0%             0%              0%              0%              0%
       03/15/2020........      28%              0%              0%             0%              0%              0%              0%
       03/15/2021........      28%              0%              0%             0%              0%              0%              0%
       03/15/2022........      28%              0%              0%             0%              0%              0%              0%
       03/15/2023........       0%              0%              0%             0%              0%              0%              0%
       03/15/2024........       0%              0%              0%             0%              0%              0%              0%
Weighted Average Life
         Years               17.27           10.24            7.66           5.12            4.32            3.69            3.21

(1) Assumes (i) that an optional termination is exercised when the outstanding Certificate Principal Balance is less than or equal to 10% of the Original Certificate Principal Balance and (ii) a constant draw rate of 18%.
(2) All percentages are rounded to the nearest 1%.

HEADLANDS MORTGAGE SECURITIES SERIES 1998-1
       03/12/98 Actual Balances

PRODUCT:   Closed-End Seconds & Helocs

TOTAL CURRENT BALANCE:               $    156,395,696.03
TOTAL ORIGINAL BALANCE:              $    159,054,075.51
TOTAL CREDIT LINE:                   $    200,123,305.00
TOTAL FIRST MORT BALANCE:            $  1,014,053,215.46

NUMBER OF LOANS:                         4,307

AVERAGE CURRENT BALANCE:     $  37,703.88  RANGE: $      0.00 - $   394,517.93
AVERAGE ORIGINAL BALANCE:    $  36,929.20  RANGE: $     75.00 - $   400,000.00
AVERAGE CREDIT LINE:         $  46,464.66  RANGE: $  8,000.00 - $   400,000.00
AVERAGE FIRST MORT BALANCE:  $ 238,096.55  RANGE: $      0.00 - $ 1,982,400.00

AVERAGE APPRAISAL VALUE:     $ 339,653.21  RANGE: $      0.00 - $ 3,700,000.00
AVERAGE PURCHASE PRICE:      $ 306,291.31  RANGE: $      0.00 - $ 2,700,000.00
AVERAGE COLLATERAL VALUE:    $ 337,312.38  RANGE: $ 29,000.00 - $ 3,700,000.00
AVERAGE PI PAYMENT:          $     531.26  RANGE: $     88.32 - $     4,415.75

WEIGHTED AVERAGE GROSS COUPON:        7.2452 %  RANGE:    5.7500  -  14.9900 %
WEIGHTED AVERAGE CURR MARGIN:         2.9181 %  RANGE:    0.0000  -   6.0000 %
WEIGHTED AVERAGE LIFE CAP:           18.0000 %  RANGE:    0.0000  -  18.0000 %

WEIGHTED AVERAGE COMBINED LTV:                85.35 %  RANGE:  6.92 - 100.00 %
WEIGHTED AVERAGE 2ND MORTGAGE RATIO:          20.70 %  RANGE:  2.76 - 100.00 %
WEIGHTED AVERAGE CREDIT UTILIZATION RATE:     92.66 %  RANGE:  0.00 - 100.00 %

WEIGHTED AVERAGE DEBT RATIO:                  37.51 %  RANGE:  0.00 -  85.59 %

WEIGHTED AVERAGE ORIGINAL TERM:   219.67 months  RANGE: 180.00 - 300.00 months

WEIGHTED AVERAGE REMAINING TERM:  215.71 months  RANGE: 165.00 - 300.00 months
WEIGHTED AVERAGE SEASONING:         3.75 months  RANGE:   0.00 - 103.00 months

WEIGHTED AVERAGE NEXT RATE RESET:   1.30 months  RANGE:   1.00 - 5.00 months

TOP CITY CONC. ($): 7.16 % LOS ANGELES, 4.59 % SAN FRANCISCO, 4.49 % SAN JOSE TOP STATE CONC. ($): 85.63 % California, 3.20 % Washington, 2.63 % Oregon MAXIMUM ZIP CODE CONCENTRATION ($): 1.41 % 94901 (SAN RAFAEL, CA)

ORIGINATION DATE:          Aug 20, 1989  -  Mar 10, 1998
FIRST PAY DATE:            Jan 25, 1997  -  May 01, 1998
PAID TO DATE:              Dec 25, 1997  -  Jan 01, 2001
MATURE DATE:               Dec 25, 2011  -  Mar 25, 2023
NEXT RATE CHG DATE:        Apr 01, 1998  -  Aug 01, 1998

                                                                    OUTSTANDING
                                            NUMBER OF                 PRINCIPAL               PERCENT OF
PRODUCT                                MORTGAGE LOANS                   BALANCE            MORTGAGE POOL
Closed-End Seconds                                495             17,770,070.74                   11.36%
Helocs                                          3,812            138,625,625.29                    88.64
TOTAL                                           4,307            156,395,696.03                  100.00%


                                                                    OUTSTANDING
                                            NUMBER OF                 PRINCIPAL               PERCENT OF
PROPERTY TYPE                          MORTGAGE LOANS                   BALANCE            MORTGAGE POOL
2 Units                                           109              3,626,709.32                    2.32%
3 Units                                            26              1,236,400.10                     0.79
4 Units                                            29                805,782.96                     0.52
Condominium                                       282              7,623,406.00                     4.87
PUD                                               614             24,024,348.41                    15.36
Single Family                                   3,247            119,079,049.24                    76.14
TOTAL                                           4,307            156,395,696.03                  100.00%

                                                                    OUTSTANDING
                                            NUMBER OF                 PRINCIPAL               PERCENT OF
STATE                                  MORTGAGE LOANS                   BALANCE            MORTGAGE POOL
Arizona                                           118              2,716,430.69                    1.74%
California                                      3,521            133,914,076.23                    85.63
Colorado                                           83              2,489,703.22                     1.59
Florida                                            19                475,563.35                      0.3

Georgia                                             1                 27,500.00                     0.02
Idaho                                              54              1,505,069.45                     0.96
Illinois                                            1                 72,900.00                     0.05
Indiana                                             1                 23,904.00                     0.02
Maryland                                            1                 25,000.00                     0.02
Montana                                            17                389,501.89                     0.25
Nevada                                             61              1,549,687.17                     0.99
New Jersey                                          4                304,383.23                     0.19
New Mexico                                          6                113,374.87                     0.07
New York                                            1                 34,168.63                     0.02
Oregon                                            121              4,119,180.20                     2.63
South Carolina                                      1                 49,814.51                     0.03
Utah                                              113              3,478,616.42                     2.22
Virginia                                            1                 37,800.00                     0.02
Washington                                        181              5,001,522.17                      3.2
Wyoming                                             2                 67,500.00                     0.04
TOTAL                                           4,307            156,395,696.03                  100.00%

                                                                    OUTSTANDING
RANGE OF OUTSTANDING                        NUMBER OF                 PRINCIPAL               PERCENT OF
PRINCIPAL BALANCES                     MORTGAGE LOANS                   BALANCE            MORTGAGE POOL
(less than) (equal) 0.00                          159                      0.00                    0.00%
      0.01 -  25,000.00                         1,591             24,707,452.14                     15.8
 25,000.01 -  50,000.00                         1,822             67,272,970.24                    43.01
 50,000.01 -  75,000.00                           360             22,344,930.89                    14.29
 75,000.01 - 100,000.00                           250             22,247,131.77                    14.22
100,000.01 - 125,000.00                            40              4,576,161.58                     2.93
125,000.01 - 150,000.00                            40              5,628,555.30                      3.6
150,000.01 - 175,000.00                             8              1,288,872.99                     0.82
175,000.01 - 200,000.00                            25              4,830,333.13                     3.09
200,000.01 - 225,000.00                             2                430,000.32                     0.27
225,000.01 - 250,000.00                             2                478,763.61                     0.31
250,000.01 - 275,000.00                             1                270,627.40                     0.17
275,000.01 - 300,000.00                             4              1,154,073.58                     0.74
375,000.01 - 394,517.93                             3              1,165,823.08                     0.75
TOTAL                                           4,307            156,395,696.03                  100.00%

Wavg Principal Balance                        $36,312


                                                                    OUTSTANDING
RANGE                                       NUMBER OF                 PRINCIPAL               PERCENT OF
CREDIT LIMITS                          MORTGAGE LOANS                   BALANCE            MORTGAGE POOL
  8,000 -  25,000                               1,127             18,443,062.11                   11.79%

 25,001 -  50,000                               2,154             68,011,729.47                    43.49
 50,001 -  75,000                                 418             21,783,531.71                    13.93
 75,001 - 100,000                                 423             26,307,757.04                    16.82
100,001 - 125,000                                  45              4,156,787.64                     2.66
125,001 - 150,000                                  59              6,317,167.00                     4.04
150,001 - 175,000                                  14              1,488,011.05                     0.95
175,001 - 200,000                                  50              6,212,774.58                     3.97
200,001 - 225,000                                   2                430,000.32                     0.27
225,001 - 250,000                                   4                518,028.44                     0.33
250,001 - 275,000                                   1                270,627.40                     0.17
275,001 - 300,000                                   6              1,290,396.19                     0.83
325,001 - 350,000                                   1                      0.00                        0
375,001 - 400,000                                   3              1,165,823.08                     0.75
TOTAL                                           4,307            156,395,696.03                   100.00%
Avg Credit Limit                              $46,465

                                                                    OUTSTANDING
                                            NUMBER OF                 PRINCIPAL               PERCENT OF
RANGE OF LOAN RATES                    MORTGAGE LOANS                   BALANCE            MORTGAGE POOL
 5.75 -   6.00%                                 3,227            117,421,763.15                    75.08%
 7.01 -   7.50                                     34              1,310,993.96                     0.84
 8.01 -   8.50                                      6                142,900.00                     0.09
 8.51 -   9.00                                     21              1,125,798.25                     0.72
 9.01 -   9.50                                     57              2,309,410.68                     1.48
 9.51 -  10.00                                    108              3,319,963.16                     2.12
10.01 -  10.50                                     79              2,812,524.31                      1.8
10.51 -  11.00                                     75              2,782,871.01                     1.78
11.01 -  11.50                                     99              3,672,171.37                     2.35
11.51 -  12.00                                    210              6,791,919.85                     4.34
12.01 -  12.50                                    154              6,347,917.02                     4.06
12.51 -  13.00                                    152              5,202,697.50                     3.33
13.01 -  13.50                                     71              2,578,601.47                     1.65
13.51 -  14.00                                     11                464,260.68                      0.3
14.01 -  14.50                                      2                 89,609.00                     0.06
14.51 -  14.99                                      1                 22,294.62                     0.01
TOTAL                                           4,307            156,395,696.03                  100.00%

Wavg Loan Rate                                   7.25

                                                                    OUTSTANDING
RANGE OF                                    NUMBER OF                 PRINCIPAL               PERCENT OF
COMBINED LTV RATIO                     MORTGAGE LOANS                   BALANCE            MORTGAGE POOL
 6.92 -  10.00                                      7                247,302.18                    0.16%
10.01 -  20.00                                     14                605,279.31                     0.39

20.01 -  30.00                                     17                569,796.37                     0.36
30.01 -  40.00                                     23                858,670.07                     0.55
40.01 -  50.00                                     45              1,780,994.24                     1.14
50.01 -  60.00                                     89              3,791,595.13                     2.42
60.01 -  70.00                                    143              6,219,274.85                     3.98
70.01 -  80.00                                    589             25,772,932.79                    16.48
80.01 -  90.00                                  2,655             86,701,131.37                    55.44
90.01 - 100.00                                    725             29,848,719.72                    19.09
TOTAL                                           4,307            156,395,696.03                   100.00%

Wavg Combined LTV                               85.35

                                                                    OUTSTANDING
RANGE OF                                  NUMBER OF                   PRINCIPAL               PERCENT OF
MARGINS                              MORTGAGE LOANS                     BALANCE            MORTGAGE POOL
(less than)(equal) 0.00                         497             17,833,829.36                    11.40%
0.01 - 0.50                                     184              3,503,720.68                     2.24
0.51 - 1.00                                     253              9,771,680.51                     6.25
1.01 - 1.50                                      96              3,422,138.86                     2.19
1.51 - 2.00                                     128              4,330,429.18                     2.77
2.01 - 2.50                                     570             17,685,317.03                    11.31
2.51 - 3.00                                     470             18,684,109.37                    11.95
3.01 - 3.50                                     402             17,192,142.81                    10.99
3.51 - 4.00                                     279             14,000,202.07                     8.95
4.01 - 4.50                                     818             25,328,538.95                     16.2
4.51 - 5.00                                     527             20,403,055.49                    13.05
5.01 - 5.50                                      74              3,710,766.49                     2.37
5.51 - 6.00                                       9                529,765.23                     0.34
TOTAL                                         4,307            156,395,696.03                   100.00%

Wavg Margin                                   2.918


                                                                    OUTSTANDING
                                            NUMBER OF                 PRINCIPAL               PERCENT OF
ORIGINATION DATE                       MORTGAGE LOANS                   BALANCE            MORTGAGE POOL
                         Aug-89                     1                 24,643.24                    0.02%
                         Dec-96                     3                 75,800.33                     0.05
                         Jan-97                     1                 26,948.72                     0.02
                         Mar-97                     1                 36,203.20                     0.02
                         Apr-97                     2                 99,698.96                     0.06
                         May-97                     1                 82,835.88                     0.05
                         Jun-97                     1                 13,460.08                     0.01
                         Jul-97                    95              3,362,386.71                     2.15

                         Aug-97                   443             15,983,048.60                    10.22
                         Sep-97                   506             18,142,072.43                     11.6
                         Oct-97                   654             25,437,960.63                    16.27
                         Nov-97                   608             22,222,830.90                    14.21
                         Dec-97                   657             24,380,919.59                    15.59
                         Feb-98                   685             23,551,005.04                    15.06
                         Jan-98                   504             17,401,731.72                    11.13
                         Mar-98                   145              5,554,150.00                     3.55
TOTAL                                           4,307            156,395,696.03                  100.00%

                                                                    OUTSTANDING
RANGE OF                                    NUMBER OF                 PRINCIPAL               PERCENT OF
UTILIZATION RATES                      MORTGAGE LOANS                   BALANCE            MORTGAGE POOL
(less than) (equal) 0.00                          163                      6.22                    0.00%
0.01 -  10.00                                     139                305,132.36                      0.2
10.01 -  20.00                                     72                776,850.09                      0.5
20.01 -  30.00                                     86              1,235,128.34                     0.79
30.01 -  40.00                                    101              1,919,122.33                     1.23
40.01 -  50.00                                    106              2,853,304.82                     1.82
50.01 -  60.00                                    134              3,732,868.64                     2.39
60.01 -  70.00                                    106              3,478,706.13                     2.22
70.01 -  80.00                                    159              5,831,570.94                     3.73
80.01 -  90.00                                    153              6,168,133.43                     3.94
90.01 - 100.00                                  3,088            130,094,872.73                    83.18
TOTAL                                           4,307            156,395,696.03                  100.00%

Wavg Utilization Rate                           92.66

                                                                    OUTSTANDING
                                            NUMBER OF                 PRINCIPAL               PERCENT OF
SCHEDULED MATURITY                     MORTGAGE LOANS                   BALANCE            MORTGAGE POOL
165 - 165                                           2                 61,348.11                    0.04%
166 - 170                                           8                365,453.62                     0.23
171 - 175                                       1,010             39,009,310.99                    24.94
176 - 180                                       1,799             65,538,929.65                    41.91
281 - 285                                           1                 14,452.22                     0.01
286 - 290                                           2                 72,617.46                     0.05
291 - 295                                         682             23,667,105.68                    15.13
296 - 300                                         803             27,666,478.30                    17.69
TOTAL                                           4,307            156,395,696.03                  100.00%

Wavg Scheduled Maturity                        215.71